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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT                               MARCH 25, 1998





                                EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TENNESSEE                       0-23290               62-1550848
 ---------------------------           -----------          ------------------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)



                                 4735 SPOTTSWOOD
                                    SUITE 102
                            MEMPHIS, TENNESSEE 38117
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (901) 761-9651




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ITEM 5.  OTHER EVENTS

         This report contains as exhibits (a) the form of Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust and Equity Inns Partnership, L.P. and J.C Bradford & Co., L.L.C. in connection with the sale of 645,162 shares of the Company's common stock, $.01 par value per share, pursuant to the Company's Prospectus Supplement dated March 25, 1998, to a base Prospectus dated December 11, 1995, included as part of a Registration Statement on Form S-3 (No. 33-99480) filed with the Securities and Exchange Commission on November 15, 1995 (the "Registration Statement") and (b) the tax opinion incorporated by reference as Exhibit 8.1 to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit       Description
         -------       -----------
         1.1           Underwriting Agreement between Equity Inns, Inc., Equity
                       Inns Trust and Equity Inns Partnership, L.P. and J.C.
                       Bradford & Co., L.L.C.

         8.1           Opinion of Hunton & Williams as to Tax Matters

        23.1           Consent of Coopers & Lybrand L.L.P.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EQUITY INNS, INC.
                                    (REGISTRANT)


Date:  March 25, 1998             By: /s/ Howard A. Silver
                                      ------------------------------------------
                                  Howard A. Silver
                                  Executive Vice President, Secretary, Treasurer
                                  and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------
 1.1        Underwriting Agreement between Equity Inns, Inc., Equity Inns Trust and Equity Inns Partnership, L.P. and J.C. Bradford & Co., L.L.C.

 8.1        Opinion of Hunton & Williams as to Tax Matters

23.1        Consent of Coopers & Lybrand L.L.P.













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